Exhibit 99.12

VCC Mortgage Securities, LLC ABS-15G

VCC 2025-5 Velocity Commercial Capital, LLC Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

November 26, 2025

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (582) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit review on the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed Five Hundred Eighty-Two (582) loans representing Six Hundred and Twenty-Five (625) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Review	Below Average Property Grade	Properties with Visible Damage	Properties with Health or Safety Issues
Property Review	6	10	3

As detailed herein, the pool contains 81 small balance commercial loans and 226 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between September 11, 2025 through November 17, 2025 via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

The SBA loans below are a subset of the previous table.

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 226 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there are two (2) SBA mortgage loans. Opus conducted a review of the 2 SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics

Loan characteristics

DSCR (if applicable)

LTV/CLTV/HTLTV

Representative credit score,

Asset reserves

Property type

Property usage

Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L*

Purchase Agreement*

Occupancy & Business Purpose LOI

Rent Roll *

Business Purpose Certification

Cash Out Letter

Verification of Mortgage/Rent

RE Taxes Information

Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

•	the appropriate form,
•	materially complete
•	the address matched the mortgage note,
•	in conformity with the guideline requirements for the property type in question,
•	completed by an appraiser that was actively licensed to perform the valuation,
•	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,
•	made and signed prior to the final approval of the mortgage loan application,
•	completed and dated within the guideline restrictions,
•	the current use of the property is legal or legal non-conforming (grandfathered)
•	Photos present for Subject property and comparables
•	the appraisal report does not include any apparent environmental problems
•	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

•	CU Score = < 2.5, no additional valuation required
•	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.
•	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance
•	If value is supported within 10% tolerance, nothing further is needed
•	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

# of Units	Interest Rate Initial Cap	Occupancy
Amortization Term	Interest Rate Initial Maximum	Original Interest Rate
Amortization Type	Interest Rate Initial Minimum	Original Loan Amount
Appraised Value	Interest Rate Life Cap	Original LTV
Borrower Full Name	Interest Rate Life Max	Original P&I
City	Interest Rate Life Min	Original Term
Contract Sales Price	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
DCR UW VCC	Investment Property Type	Prepayment Terms
First Interest Rate Change Date	Lien Position	Purpose
First Payment Change Date	LTV Valuation Value	Refi Purpose
Index Type	Margin	Representative FICO
Interest Only	Maturity Date	State
Interest Rate Change Frequency	Mod	Street
Next Interest Rate Change Date	Note Date	Zip

Pool Details

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were 14 obligors with multiple loans in the pool.

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	2	99.35%
Number of Units	1	99.67%
Total Loan Population	307

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated November 25, 2025.

GUIDELINE CREDIT REVIEW RESULTS

Of the three hundred seven (307) mortgage loans reviewed by Opus, one hundred fifty-four (154) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. Across these 154 loans, a total of two hundred forty-five (245) credit exceptions were granted.

Additionally, 49.84% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the three hundred seven (307) mortgage loans reviewed by Opus, eight (8) were assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. Across these 8 loans, a total of seven (7) valuation exceptions were granted.

Of the three hundred seven (307) mortgage loans reviewed by Opus, four (4) were assigned a Valuation grade of “C”.

Additionally, 96.09% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

N/O/O CREDIT REVIEW RESULTS

Of the two hundred twelve (212) mortgage loans reviewed by Opus, two (2) were assigned a property grade of “C”.

Additionally, 99.06% of the mortgage loans reviewed received a Credit grade of “A”.

Loans Reviewed (582)

955641	228072	323246	174158	910601	995032
642732	714166	858271	411550	759800	917613
573444	138034	651367	678135	396911	265104
774754	948476	473405	410020	249425	520089
687386	931087	570776	818313	787014	917911
133394	411120	575854	971866	205705	183113
589786	692210	388806	154173	356635	689847
764196	827383	623121	769558	310780	634896
141213	463551	286262	198447	592433	688943
796862	781081	630241	592529	965003	696798
604459	587367	646240	652915	298064	814807
887207	406726	610327	209437	514877	395555
199516	763724	504740	936687	102699	105835
599671	970171	820335	289086	333360	550945
505579	719227	172102	469659	935997	713377
323150	592424	702073	115856	700132	359877
828448	516926	126815	723544	827362	380083
224498	227670	425343	824283	329190	394140
356484	477886	142380	396057	142022	223044
669187	767595	448517	168791	755440	975601
280322	263679	775497	836203	600593	501145
874928	691224	427666	621773	614234	972191
223269	132727	783679	329978	180333	298008
729291	961066	808767	700249	223760	640179
278055	857298	793407	883256	471782	598616
485932	900061	443293	396761	802166	224081
913961	279583	645240	630084	871889	634437
910431	800391	797522	415127	392051	277513
253072	319802	906261	252926	106494	944722
716515	579397	477355	555645	393065	589126
282037	617981	575995	675275	313834	336672
433953	626042	940026	324526	185692	797800
858470	581725	235060	996256	255606	231959
245785	971674	389818	176295	826007	967265
715111	594659	223370	755565	858451	575005
476860	760090	934087	275383	194767	538252
278636	959786	507758	658628	697452	601046
322762	204765	486491	897010	974372	271156

301121	913309	407456	136674	304622	855635
253512	136835	664818	940617	845035	812148
142749	188574	607511	266058	551360	931178
911702	296881	191729	573912	350142	732275
644604	690563	446023	473508	852098	416795
245306	389466	893311	291751	831951	475683
860698	811326	355808	579276	712121	691537
403158	109374	619806	434114	411930	153405
732115	655283	536447	893342	380818	278070
349520	791337	679015	910712	881487	472086
301552	626557	264203	398540	443246	943370
194160	625082	399007	491795	162153	115493
419736	638328	590860	315407	706107	162440
203251	496071	118013	735315	146117	650604
309181	611143	184378	916305	258506	457362
760784	810399	597028	451258	917147	454853
338402	424748	545993	436161	415364	279536
609927	155541	593543	469239	543188	323260
841543	482346	328624	612963	719196	745342
791763	388365	154100	969608	177037	994473
806987	279914	681431	661478	501849	824088
122358	952741	562090	640612	253895	978237
906798	898647	325162	650669	257063	547272
750702	716836	117625	318103	474369	983330
321836	327592	334072	104623	458539	480097
772787	981049	405166	396806	695124	819593
982425	367678	756170	582051	494320	477277
401889	359288	745142	922722	651544	470311
311664	643208	871231	534954	830231	754628
356908	393435	604507	288343	666059	957683
630210	905517	306228	376322	365698	864543
979480	249192	457064	109727	486643	823287
149501	714238	489423	212406	902379	969208
941063	652055	345115	693237	519437	241694
787193	582809	983014	958175	258965	956398
390629	888238	559498	119849	587777	598628
827059	477758	167943	391644	646519	325014
984473	424363	876668	128027	807021	906915
568591	475799	559530	477883	448042	372236
282423	383881	230417	728236	331702	670830
166585	356686	230473	830261	627437	370611
584097	465610	167010	964623	637331	879016
262015	399211	390601	724320	528969	227089
622816	316182	947022	355059	667607	770627
604702	867191	527704	408099	349087	101605
183929	808012	169813	284137	941128	327169

801735	932228	139354	584358	782617	214959
999793	347687	563808	827707	899271	202755
406982	708321	869785	554352	236663	490065
442824	200447	345309	703601	382278	466430
792550	719011	639127	731829	931702	841380
327884	602131	625691	628765	839649	458550
899997	717136	150168	538594	931692	444037
536716	138303	975203	743737	806729	308103
983284	433209	582982	170282	372035	120143
413202	574199	774591	563692	123757	573929
884238	780215	180532	140549	234119	935350
501362	181407	631700	124872	597110	470749
864608	578756	395333	121354	286508	310015

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.